                                                        Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------------
  CASE  NAME: American International Travel, Inc.      ACCRUAL BASIS
  -------------------------------------------------

  -------------------------------------------------
  CASE  NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
  -------------------------------------------------

  -------------------------------------------------
  JUDGE: Barbara J. Houser
  -------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE  PARTY:

  /s/ Drew Keith                                     Chief Financial Officer
  ---------------------------------------       --------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

  Drew Keith                                                 12/20/2001
  ---------------------------------------       --------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                            DATE

  PREPARER:

  /s/ Jessica L. Wilson                              Chief Accounting Officer
  ---------------------------------------       --------------------------------
  ORIGINAL SIGNATURE OF PREPARER                               TITLE

  Jessica L. Wilson                                          12/20/2001
  ---------------------------------------       --------------------------------
  PRINTED NAME OF PREPARER                                     DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

 -------------------------------------------------
 CASE NAME: American International Travel, Inc.                ACCRUAL BASIS-1
 -------------------------------------------------

 -------------------------------------------------
 CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
 -------------------------------------------------


 ----------------------------------------
 COMPARATIVE BALANCE SHEET
 --------------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE                     MONTH                 MONTH             MONTH
                                                                 ----------------------------------------------------------------
 ASSETS                                        AMOUNT                   October 2001         November 2001
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 1.      UNRESTRICTED CASH                          $ 64,520                   $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 2.      RESTRICTED CASH                                                       $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 3.      TOTAL CASH                                 $ 64,520                   $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 4.      ACCOUNTS RECEIVABLE (NET)                                             $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 5.      INVENTORY                                                             $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 6.      NOTES RECEIVABLE                                                      $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 7.      PREPAID EXPENSES                                                      $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 8.      OTHER (ATTACH LIST)                                                  ($440,329)            ($407,814)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 9.      TOTAL CURRENT ASSETS                       $ 64,520                  ($440,329)            ($407,814)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 10.     PROPERTY, PLANT & EQUIPMENT                                           $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 11.     LESS: ACCUMULATED
         DEPRECIATION/DEPLETION                                                $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 12.     NET PROPERTY, PLANT &
         EQUIPMENT                                  $      0                   $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 13.     DUE FROM INSIDERS                                                     $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 14.     OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)                                            $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 15.     OTHER (ATTACH LIST)                                                   $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 16.     TOTAL ASSETS                               $ 64,520                  ($440,329)            ($407,814)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 --------------------------------------------------------------------------------------------------------------------------------
 17.     ACCOUNTS PAYABLE                                                      $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 18.     TAXES PAYABLE                                                         $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 19.     NOTES PAYABLE                                                         $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 20.     PROFESSIONAL FEES                                                     $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 21.     SECURED DEBT                                                          $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 22.     OTHER (ATTACH LIST)                                                   $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 23.     TOTAL POSTPETITION
         LIABILITIES                                                           $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 -------------------------------------------------------
 24.     SECURED DEBT                                                          $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 25.     PRIORITY DEBT                              $ 16,503                   $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 26.     UNSECURED DEBT                             $513,635                   ($84,891)             ($84,891)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 27.     OTHER (ATTACH LIST)                                                   $      0              $      0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 28.     TOTAL PREPETITION LIABILITIES              $530,138                   ($84,891)             ($84,891)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 29.     TOTAL LIABILITIES                          $530,138                   ($84,891)             ($84,891)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 30.     PREPETITION OWNERS' EQUITY                                           ($359,163)            ($359,163)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 31.     POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                      $  3,725              $ 36,240                $0
 --------------------------------------------------------------------------------------------------------------------------------
 32.     DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)
 --------------------------------------------------------------------------------------------------------------------------------
 33.     TOTAL EQUITY                               $      0                  ($355,438)            ($322,923)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 34.     TOTAL LIABILITIES &
         OWNERS' EQUITY                             $530,138                  ($440,329)            ($407,814)               $0
 --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

   -----------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-2
   -----------------------------------------------

   -----------------------------------------------
   CASE  NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
   -----------------------------------------------

   -------------------------------------------
   INCOME STATEMENT

   -------------------------------------------------------------------------------------------------------------------------------
                                                         MONTH               MONTH                MONTH                 QUARTER
                                                    --------------------------------------------------------
   REVENUES                                           October 2001        November 2001                                  TOTAL
   -------------------------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                                        $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                             $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                           $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   -------------------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                              $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                                          $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                                       $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                              $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                                          $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   -------------------------------------------------------------------------------------------------------------------------------
   9.     OFFICER/INSIDER COMPENSATION                          $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                                   $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                              $0            ($32,515)                  $0              ($32,515)
   -------------------------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                                          $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                                   $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                              $0            ($32,515)                  $0              ($32,515)
   -------------------------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                      $0           $  32,515                   $0             $  32,515
   -------------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   -------------------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)                      $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)                     $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                                      $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION/DEPLETION                                $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                          $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                                   $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                           $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -------------------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                                     $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                                     $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                   $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES                         $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                            $0           $       0                   $0             $       0
   -------------------------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                                     $0           $  32,515                   $0             $  32,515
   -------------------------------------------------------------------------------------------------------------------------------

================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Monthly Operating Report

        ---------------------------------------------------------------
        CASE NAME: American International Travel, Inc.                                       ACCRUAL BASIS-3
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        CASE NUMBER: 400-42149-BJH-11                                                            02/13/95, RWD, 2/96
        ---------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                                             MONTH                  MONTH               MONTH          QUARTER
                                                         ---------------------------------------------------------------
    DISBURSEMENTS                                               October 2001          November 2001                          TOTAL
    --------------------------------------------------------------------------------------------------------------------------------
    1.     CASH - BEGINNING OF MONTH                                $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS

    --------------------------------------------------------------------------------------------------------------------------------
    2.     CASH SALES                                               $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    --------------------------------------------------------------------------------------------------------------------------------
    3.     PREPETITION                                              $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    4.     POSTPETITION                                             $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    5.     TOTAL OPERATING RECEIPTS                                 $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    --------------------------------------------------------------------------------------------------------------------------------
    6.     LOANS & ADVANCES (ATTACH LIST)                           $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    7.     SALE OF ASSETS                                           $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    8.     OTHER (ATTACH LIST)                                      $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    9.     TOTAL NON-OPERATING RECEIPTS                             $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    10.    TOTAL RECEIPTS                                           $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    11.    TOTAL CASH AVAILABLE                                     $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    --------------------------------------------------------------------------------------------------------------------------------
    12.    NET PAYROLL                                              $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    13.    PAYROLL TAXES PAID                                       $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    14.    SALES, USE & OTHER TAXES PAID                            $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    15.    SECURED/RENTAL/LEASES                                    $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    16.    UTILITIES                                                $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    17.    INSURANCE                                                $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    18.    INVENTORY PURCHASES                                      $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    19.    VEHICLE EXPENSES                                         $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    20.    TRAVEL                                                   $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    21.    ENTERTAINMENT                                            $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    22.    REPAIRS & MAINTENANCE                                    $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    23.    SUPPLIES                                                 $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    24.    ADVERTISING                                              $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                                      $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    26.    TOTAL OPERATING DISBURSEMENTS                            $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    27.    PROFESSIONAL FEES                                        $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    28.    U.S. TRUSTEE FEES                                        $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    29.    OTHER (ATTACH LIST)                                      $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    30.    TOTAL REORGANIZATION EXPENSES                            $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    31.    TOTAL DISBURSEMENTS                                      $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    32.    NET CASH FLOW                                            $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------
    33.    CASH - END OF MONTH                                      $0                   $0                  $0                 $0
    --------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report

        ------------------------------------------------------------------
        CASE NAME: American International Travel, Inc.                                          ACCRUAL BASIS-4
        ------------------------------------------------------------------

        ------------------------------------------------------------------
        CASE NUMBER: 400-42149-BJH-11                                                              02/13/95, RWD, 2/96
        ------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE            MONTH                MONTH             MONTH
                                                                            ---------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                             AMOUNT          October 2001         November 2001
        -----------------------------------------------------------------------------------------------------------------------
        1.      0-30                                               $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      31-60                                              $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      61-90                                              $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      91+                                                $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL  ACCOUNTS  RECEIVABLE                        $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                  $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS  RECEIVABLE  (NET)                        $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                                 MONTH:  November 2001
                                                                                                       ------------------------
        -----------------------------------------------------------------------------------------------------------------------
                                                0-30           31-60             61-90                 91+
        TAXES PAYABLE                           DAYS           DAYS              DAYS                 DAYS             TOTAL
        -----------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                             $0             $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      STATE                               $0             $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                               $0             $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                 $0             $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                 $0             $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                    $0             $0                    $0                   $0            $0
        -----------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                             MONTH:  November 2001
                                                                                                       ------------------------
        -----------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING            AMOUNT                            ENDING
                                                                   TAX            WITHHELD AND/           AMOUNT        TAX
        FEDERAL                                                 LIABILITY*          OR ACCRUED             PAID      LIABILITY
        -----------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                           $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                         $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                         $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                            $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                  $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                     $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                     $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -----------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                             $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                   $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                  $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                            $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                           $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                       $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                     $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                     $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                             $0                   $0               $0            $0
        -----------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 ---------------------------------------------------
 CASE NAME: American International Travel, Inc.       ACCRUAL BASIS-5
 ---------------------------------------------------

 ---------------------------------------------------
 CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
 ---------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                 MONTH:  November 2001
                                                                                         -------------------------------------------
 -------------------------------------------
 BANK RECONCILIATIONS
                                                  Account #1              Account #2              Account #3
 --------------------------------------------------------------------------------------------------------------
 A.  BANK:                                           N/A
 --------------------------------------------------------------------------------------------------------------
 B.  ACCOUNT NUMBER:                                                                                               TOTAL
 --------------------------------------------------------------------------------------------------------------
 C.  PURPOSE (TYPE):
 -----------------------------------------------------------------------------------------------------------------------------------
 1.  BALANCE PER BANK STATEMENT                       $0
 -----------------------------------------------------------------------------------------------------------------------------------
 2.  ADD: TOTAL DEPOSITS NOT CREDITED                 $0
 -----------------------------------------------------------------------------------------------------------------------------------
 3.  SUBTRACT: OUTSTANDING CHECKS                     $0
 -----------------------------------------------------------------------------------------------------------------------------------
 4.  OTHER RECONCILING ITEMS                          $0
 -----------------------------------------------------------------------------------------------------------------------------------
 5.  MONTH END BALANCE PER BOOKS                      $0                      $0                     $0              $0
 -----------------------------------------------------------------------------------------------------------------------------------
 6.  NUMBER OF LAST CHECK WRITTEN
 -----------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------
 INVESTMENT ACCOUNTS

 -----------------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF                  TYPE OF                PURCHASE      CURRENT
 BANK, ACCOUNT NAME & NUMBER                      PURCHASE                INSTRUMENT                PRICE         VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
 7.  N/A
 -----------------------------------------------------------------------------------------------------------------------------------

 8.  N/A
 -----------------------------------------------------------------------------------------------------------------------------------
 9.  N/A
 -----------------------------------------------------------------------------------------------------------------------------------
 10. N/A
 -----------------------------------------------------------------------------------------------------------------------------------
 11. TOTAL INVESTMENTS                                                                               $0              $0
 -----------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------
 CASH

 -----------------------------------------------------------------------------------------------------------------------------------
 12. CURRENCY ON HAND                                                                                                $0
 -----------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
 13. TOTAL CASH - END OF MONTH                                                                                       $0
 -----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   --------------------------------------------------
   CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-6
   --------------------------------------------------

   --------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        2/13/95, RWD, 2/96
   --------------------------------------------------

                                                        MONTH:     November 2001
                                                        ------------------------

   --------------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   --------------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
   (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------
                                    INSIDERS
   ---------------------------------------------------------------------
                              TYPE OF          AMOUNT        TOTAL PAID
               NAME           PAYMENT           PAID           TO DATE
   ---------------------------------------------------------------------
   1.   N/A
   ---------------------------------------------------------------------
   2.   N/A
   ---------------------------------------------------------------------
   3.   N/A
   ---------------------------------------------------------------------
   4.   N/A
   ---------------------------------------------------------------------
   5.   N/A
   ---------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                  $0              $0
   ---------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
   ------------------------------------------------------------------------------------------------------
                           DATE OF COURT                                                      TOTAL
                         ORDER AUTHORIZING      AMOUNT          AMOUNT       TOTAL PAID       INCURRED
               NAME           PAYMENT          APPROVED          PAID         TO DATE        & UNPAID *
   ------------------------------------------------------------------------------------------------------
   1.   N/A
   ------------------------------------------------------------------------------------------------------
   2.   N/A
   ------------------------------------------------------------------------------------------------------
   3.   N/A
   ------------------------------------------------------------------------------------------------------
   4.   N/A
   ------------------------------------------------------------------------------------------------------
   5.   N/A
   ------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                              $0            $0              $0               $0
   ------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                         SCHEDULED      AMOUNTS
                                          MONTHLY        PAID         TOTAL
                                         PAYMENTS       DURING        UNPAID
               NAME OF CREDITOR             DUE         MONTH      POSTPETITION
   -----------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL                                   $0           $0              $0
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ------------------------------------------------
    CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-7
    ------------------------------------------------

    ------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
    ------------------------------------------------

                                                              MONTH: November 2001
                                                                    -------------------------

    ------------------------
    QUESTIONNAIRE

    -----------------------------------------------------------------------------------------
                                                                              YES        NO
    -----------------------------------------------------------------------------------------
    1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                            X
    -----------------------------------------------------------------------------------------
    2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                      X
    -----------------------------------------------------------------------------------------
    3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                X
    -----------------------------------------------------------------------------------------
    4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                          X
    -----------------------------------------------------------------------------------------
    5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                          X
    -----------------------------------------------------------------------------------------
    6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                    X
    -----------------------------------------------------------------------------------------
    7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                       X
    -----------------------------------------------------------------------------------------
    8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                X
    -----------------------------------------------------------------------------------------
    9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                      X
    -----------------------------------------------------------------------------------------
    10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
         DELINQUENT?                                                                     X
    -----------------------------------------------------------------------------------------
    11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
         REPORTING PERIOD?                                                               X
    -----------------------------------------------------------------------------------------
    12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                 X
    -----------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------


    ------------------------
    INSURANCE
    -----------------------------------------------------------------------------------------
                                                                              YES        NO
    -----------------------------------------------------------------------------------------
    1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                              X
    -----------------------------------------------------------------------------------------
    2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                X
    -----------------------------------------------------------------------------------------
    3.   PLEASE ITEMIZE POLICIES BELOW.
    -----------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------
                                       INSTALLMENT PAYMENTS
    -----------------------------------------------------------------------------------------
             TYPE OF                                                          PAYMENT AMOUNT
             POLICY                      CARRIER        PERIOD COVERED         & FREQUENCY
    -----------------------------------------------------------------------------------------
         Please see Case # 00-42141-BJH-11
    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

=======================================================================================================================

    ---------------------------------------------------------------------------
    CASE NAME: American International Travel, Inc.                                   FOOTNOTES SUPPLEMENT
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                                                         ACCRUAL BASIS
    ---------------------------------------------------------------------------

                                                                       MONTH:             November 2001
                                                                               ------------------------------------


    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS          LINE                                 FOOTNOTE/EXPLANATION
      FORM NUMBER          NUMBER
    ---------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
           6                                   All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
           7                                   All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
        General                                This operation closed in May of 2000. Costs incurred to date
    ---------------------------------------------------------------------------------------------------------------
                                                 consist of costs associated with shut down
    ---------------------------------------------------------------------------------------------------------------
                                                 procedures as well as wrapping up final billings.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
           3                 28                All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

=======================================================================================================================

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items

ACCRUAL BASIS-1                             November 2001


8.  OTHER (ATTACH LIST)                                (407,814) Reported
                                             ------------------
         Intercompany Settlements                        32,607
         A/R KH International                          (246,860)
         CDI Inter-divisional Balancing                (196,142)
         CDI - Debit/Credit Transfer                      2,581
                                             ------------------
                                                       (407,814) Detail
                                             ------------------
                                                            -    Difference